                                                                    EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Swift Transportation Co., Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                                    /s/ KPMG PEAT MARWICK LLP


Phoenix, Arizona
November 25, 1996